SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[  ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

EP GLOBAL COMMUNICATIONS, INC.

 (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EP GLOBAL COMMUNICATIONS, INC.

C/O Exceptional Parent Magazine

416 Main Street, Johnstown, PA 15901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 17, 2008

Notice is hereby given that the Annual Meeting of Shareholders of EP Global Communications, Inc., a Delaware corporation (the “Company”), will be held at 2PM on June 17, 2008 at Sunnehanna Country Club, 1000 Sunnehanna Drive, Johnstown, PA 15905 for the following purposes:

1.

To elect the following individuals as directors to serve for the term stated;

Joseph M. Valenzano, Jr., (term of  3 years)

Donald S. Chadwick, (term of 3 years)

Admiral Ray Smith, (term of 2 years)

David Hirsch, MD (term of 2 years)

Daniel J. Baier, CPA (term of 1 year)

Diane Jones, (term of 1year)

2.	To approve the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized common shares from 500,000,000 to 2,000,000,000.

3.	To transact such other business as may properly be brought before the shareholders at the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on April 25, 2008 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Annual Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Annual Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

/s/ Joseph M. Valenzano, Jr.
Joseph M. Valenzano, Jr. ,
CHIEF EXECUTIVE OFFICER

 TABLE OF CONTENTS

GENERAL INFORMATION	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

EXECUTIVE COMPENSATION	6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8

PROPOSALS FOR SHAREHOLDER APPROVAL	8

Proposal One: To Elect Directors	8

Proposal Two: To amend the Company’s Articles of Incorporation to increase the number of authorized Common Shares.

FORWARD-LOOKING STATEMENTS	16

WHERE YOU CAN FIND MORE INFORMATION	16

EP Global Communications, Inc.

C/O Exceptional Parent Magazine

416 Main Street, Johnstown, PA 15901

(814) 361-3860

PROXY STATEMENT

April 10, 2008

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2008

GENERAL INFORMATION

General

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of EP Global Communications, Inc., a Delaware corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2PM on June 4, 2008 at Sunnehanna Country Club, 1000 Sunnehanna Drive, Johnstown, PA 15905 and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about May 2, 2008. The Company’s principal executive office is located at 416 Main Street, Johnstown, PA 15901.

Entitlement To Vote

If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting Of Proxies

You can vote the shares that you own of record on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual meeting;

(b)

executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual meeting; or

(c)

attending at the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted for the election of all the nominees to serve as our directors and for the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting other than those described herein.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to EP Global Communications, Inc., C/O Exceptional Parent Magazine, 416 Main Street, Johnstown, PA 15901, Attention: Joseph M. Valenzano, Jr., Chief Executive Officer.

Record Date And Shares Entitled To Vote

Our Board of Directors has fixed the close of business on April 25, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.  Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups and 4,503,333 Series A, and 309 Series B shares of preferred stock outstanding. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the annual meeting is a majority of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1.	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.	shares represented by properly executed proxies for which no instruction has been given; and

3.	broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of the shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

Proposal Two – Approving the amendment to the Company’s Articles of Incorporation to increase the authorized number of common shares from 500,000,000 to 2,000,000,000: The affirmative vote of the majority of shares present in person, or represented by proxy is required for approval of the increase in authorized common shares, and preferred shares.  Votes may be cast in favor of the increase in authorized common shares, and preferred shares, or withheld.  A vote is withheld when a properly executed proxy is marked WITHHOLD for the increase in Common and Preferred shares.  Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the increase in the Company’s authorized common and preferred shares.

 Other Matters

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

Communication With Board Of Directors

Security holders can send communications to our Board of Directors by either telefax or regular mail at our headquarters. The correspondence should be addressed to Mr. Valenzano, the chairman of our Board of Directors.  Mr. Valenzano will advise all the directors of any such correspondence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 10, 2008 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, (ii) each of our directors and executive officers, and (iii) all directors and officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Joseph M. Valenzano, Jr 6 Pickwick Lane Woodcliff Lake, New Jersey 07677	4,395,441	.89%*
James P. McGinnis 285 Ben Franklin Road Indiana, PA 15701	0	0*
Matthew J. Valenzano 19 Caldwell Road Hewitt, NJ 07421	223,144	.04%*
Donald Chadwick 403 River Oaks Drive Rutherford, New Jersey 07070	1,377,537 (4)	.28%*
Daniel J. Baier, CPA 350 Calkins Road Rochester, New York 14623	100,000	.02%*
Rear Admiral Raymond C. Smith 179 Annandale Road Pasadena, California 91105	501,000	.10%*
David Hirsch, MD 602 West Ocotillo Road Phoenix, Arizona 85013	641,130(3)	.13%*
Diane Jones 1800 Dominion Crest Lane McLean, VA 22101-4800	500,000	.10%*
Officers and Directors as a Group (8 persons)	7,738,252 (4)	1.58%

• - Less than 1%

(1)	Based on 490,118,753 shares of common stock issued and outstanding as of April 10, 2008.

(2)

Mr. Chadwick’s shareholdings consist of the following: 643,983 shares held individually; 12,800 shares held in a profit sharing plan for Mr. Chadwick; and 470,754 shares held in the name of Cardinal Equity Associates, L.P., a company beneficially owned by Mr. Chadwick. On July 28, 2005, Mr. Chadwick purchased 250,000 of our shares of common stock.  To date, such shares have not been issued and are not included in this calculation.

(3)

Dr. Hirsch’s shareholdings consist of the following: 501,000 shares held individually; 24,393 shares held as a custodian for his minor child, Eythan Hirsch; and 24,393 shares held as a custodian for his minor child, Nathan Hirsch; and 91,344 shares held by the Phoenix Pediatrics Ltd profit Sharing Plan, of which Mr. Hirsch is the trustee and beneficiary.

(4)

In addition, to the common shares set forth above, the Board of Directors has voting control of 4,500,000 Series A $1.00 par value cumulative Preferred shares which have been placed in a voting trust.  Each share of Series A Preferred is convertible into 190 shares of the Company’s common stock.  Holders of the Series A Preferred shares are entitled to vote on all matters submitted to our shareholders for a vote or consent.  Each share of Series A Preferred stock has voting rights equal to the number of shares of our common stock into which it converts (190 for 1), except when a separate class vote is required by law, the Series A Preferred Stock will vote with our common stock as a single class.  The 4,500,000 Series A Preferred shares have voting rights equal to 855,000,000 common shares, which gives the Board a majority vote on all matters submitted to our shareholders for a vote or consent.

Notwithstanding the above, the Board of Directors of the Company have agrees that they will only vote these shares if a quorum is not reached at the Shareholders Meeting.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information relates to compensation received by our officers in fiscal year ending December 31, 2007, 2006 and 2005 whose salary and compensation exceeded $100,000.

Annual Compensation	Long-Term Compensation

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options

Joseph M. Valenzano, Jr. (1)	2007	$200,000	0	0	0	0
President and CEO	2006	$200,000	0	0	0	0
	2005	$150,000	0	0	0	0

James P. McGinnis	2007	$75,000	0	0	0	0
CFO, VP of Operations, Secretary and Treasurer	2006	$60,000	0	0	0	0

Matthew J. Valenzano	2007	$84,000	0	0	0	0
Publisher, VP of Sales and Marketing	2006	$84,000	0	0	0	0
	2005	$81,000	0	0	0	0

(1) In accordance with Mr. Valenzano’s employment agreement dated June 1, 2005, he is to receive an annual salary of $200,000. Due to our cash constraints, the actual monthly amount owed to Mr. Valenzano has not been able to be paid. Presently, Mr. Valenzano is being paid as if his annual compensation is based on an annual salary of $120,000 with an accrual being placed on our records for the monthly difference that is owed. In this regard, as of December 31, 2007, an accrual of approximately $157,798 is reflected on our records for amounts owed but not yet paid.

Option Grants Table. The following table sets forth information concerning individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table during fiscal year ended December 31, 2007.

NONE

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

In August 2005, we condensed all loans and advances made by Joseph Valenzano, our officer and director, into an interest bearing note of $225,000 reflecting all advances made to us as through August 2005.  The balance at December 31, 2005 was $108,342.  The loan bears interest at the rate of 10% per annum and is payable on demand. It is an interest only loan.  In 2006, Mr. Valenzano advanced additional funding, bringing his loan balance as of December 31, 2006, to $213,581.  Mr. Valenzano’s loan balance as of December 31, 2007 was $72,982. The Company also owes Mr. Valenzano $157,798 in deferred compensation as of December 31, 2007 and $171,000 as of March 31, 2008.

Other than as noted above, none of the directors, executive officers or any member of the immediate family of any director or executive officer has been indebted to us since its inception. We have not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2007, we are not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2007.

PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth two proposals. The current Board of Directors controls the voting of approximately 7,738,252 shares of Common Stock or 1.58% of the shares issued and outstanding and entitled to vote.  The Directors intend to vote all of these shares in favor of each proposal.

The Board of Directors has voting control of 4,500,000 Series A $1.00 par value cumulative Preferred shares which have been placed in a voting trust.  Each share of Series A Preferred is convertible into 190 shares of the Company’s common stock.  Holders of the Series A Preferred shares are entitled to vote on all matters submitted to our shareholders for a vote or consent.  Each share of Series A Preferred stock has voting rights equal to the number of shares of our common stock into which it converts (190 for 1), except when a separate class vote is required by law, the Series A Preferred Stock will vote with our common stock as a single class.  The 4,500,000 Series A Preferred shares have voting rights equal to 855,000,000 common shares, which gives the Board a majority vote on all matters submitted to our shareholders for a vote or consent.

Notwithstanding the above, the Board of Directors of the Company have agreed that they will not vote these shares unless a quorum of our shareholders is not reached at the Shareholders Meeting set forth herein.

Proposal One: Election Of Directors

At the Annual Meeting, we will elect our new Board of Directors which will consist of six (6) directors to hold office for a specified term ranging from one (1) to three (3) years. It is intended that the proxies will be voted for the nominees set forth herein. The Board has unanimously approved the following six nominees five of which are members of the current Board: Joseph M. Valenzano, Jr., Donald Chadwick, Dr. David Hirsch, Rear Admiral Raymond C. Smith, Diane Jones and Daniel J. Baier, recommended on April 7, 2008 by the Board of Directors.

If any nominees decline to serve or become unavailable for any reason, or if any vacancy occurs before the election (although the Company knows of no reason that this would occur), the proxies may be voted for such substitute nominees as the Company may designate.

The following sets forth certain information regarding each nominee for election as director of the Company:

Joseph M. Valenzano, Jr., MBA, APC - President/Chief Executive Officer/ Director (Term of 3 years)

Joseph M. Valenzano, Jr. is our President, Chief Executive Officer and Director. He assumed such positions upon our transaction with Psy-Ed Corporation in November 2003.  From 1993 until such time, Mr. Valenzano was the President, CEO and director of Psy-Ed Corporation originally located in Hackensack, New Jersey and then located in Oradell, New Jersey.

Mr. Valenzano received Bachelor of Science and Bachelor of Arts degrees in history and economics from Upsala College in 1967.  He also holds an MBA in Finance and Management from Fairleigh Dickinson University (1971); Mr. Valenzano earned the designation Certified Management Accountant (CMA) from the Institute of Management Accounting in Ann Arbor, Michigan in 1978.  Mr. Valenzano was awarded an Advanced Professional Certificate (APC) in Accounting and Information Systems from the Stern Graduate School of Business at New York University also in 1978.

Prior to his involvement with EP Global Communications, Inc and Exceptional Parent, Mr. Valenzano served as Vice President, Development for McGraw Hill, Inc. from 1970 through 1977; Vice President, Corporate Development for Elsevier–NDU in the Netherlands, from 1977 through 1980; Sr. Vice President, Finance for Playboy Magazine in Chicago from 1980 through 1982; Executive Vice President, Operations for Medical Economics from 1982 through 1988; and Executive Vice President Finance and Chief Financial Officer for Thomson International Publishing from 1988 through 1993.

Mr. Valenzano is a frequent speaker at conferences, organizations and medical and dental organizations serving people with disabilities and is on the board of a number of disability organizations. He is the Founder and Member of the Board of Trustees of the EP Foundation for Education, Inc., an IRS-approved 501(c)(3) not-for-profit corporation. He has served as Chairman of the Executive Advisory Board for the Child Neurology Society and Child Neurology Foundation and as a member of the board of directors for the CNF. He is currently Chairman of the Executive Advisory Board to the American Academy of Developmental Medicine and Dentistry and serves as a member of the board of directors of that prestigious professional society. He also serves as Vice Chairman of the board of directors of CMRA of Tennessee.

He is the father of five sons, one of whom has a disability.

Donald S. Chadwick – Secretary, Treasurer and Director (Term of 3 years)

Donald S. Chadwick is our director since 1997.  He is Chairman of the Finance Committee; and a member of our Audit Committee and Compensation Committee.

Mr. Chadwick obtained his Bachelor of Science Degree in Accounting from Babson College located in Massachusetts in 1974.  In 1994, he received a Masters of Business Administration in Strategic Planning from the University of Pittsburgh. Mr. Chadwick is currently a financial and tax consultant.

Mr. Chadwick was employed by Price Waterhouse & Co. from 1974 to 1985 as an auditor and later joined the tax department. In 1985, he left Price Waterhouse & Co. to establish a tax consulting practice serving individuals and corporations.

In October 1998, Mr. Chadwick formed Cardinal Debt Associates, L.P. (Debt) and Cardinal Equity Associates, L.P. (Equity) which are business development companies providing capital to small growth oriented businesses. In September 2000, Debt provided a short-term loan and line of credit to Psy Ed Corporation, a company that we undertook a transaction with in November 2003. In conjunction with the loan, Equity acquired a warrant position in Psy Ed which has been exchanged as a result of the share exchange with East Coast Airlines (now EP Global Communications Inc.) for 220,754 common shares.

Mr. Chadwick is the general partner of Cardinal Equity Associates, L.P., a majority member of 40401 Corporation LLC.  In August 2005, 40401 Corporation LLC filed for bankruptcy protection. In addition, Mr. Chadwick is the director of Signature Financial Group, Inc., a dormant company that previously owned various NASD registered broker-dealers.

David Hirsch, MD – Director (Term 2 years)

Dr. David Hirsch is our director.  He became a director in November 2003 and is a member of the Finance Committee.  A pediatric physician, Dr. Hirsch specializes in caring for children with special health care needs.  He is presently the Medical Director for Maricopa Health Plan, based in Arizona.  He started this position in February 2005. In addition, he is also the Medical Director for Physicians Review Network, based in Arizona.  He also started this position in February 2005. In addition he is presently the Medical Director for both Hacienda de Los Ninos (this position commenced in 1994) and Hacienda de Los Angeles Skilled Nursing Facility (this position commenced in 2001). From 1979 through August 2004, he was a partner in Phoenix Pediatrics, Ltd., located in Phoenix, Arizona.  He has worked with hundreds of children with disabilities throughout Arizona.  Dr. Hirsch is a fellow and is actively involved in the American Academy of Pediatrics (AAP) as a member in the section on Neurology, Home Health Care and Developmental Disabilities.  Dr. Hirsch received three degrees in engineering from Carnegie-Mellon University, Pittsburgh, Pennsylvania prior to earning his medical degree at the University of Cincinnati in 1975. In 1969, he received his Bachelor Of Science in Mechanical Engineering; in 1970, he received his Master of Science in Mechanical Engineering; and in 1970, he also received his Master of Science in Biotechnology.  From 1976 to 1978, he did his residency in pediatrics at the University of Michigan Affiliated Hospitals.   Dr. Hirsch writes a monthly column called “Ask the Doctor” for Exceptional Parent and is active on several boards of foundations and non-profit organizations.  He also serves as a member of Exceptional Parent’s Editorial Advisory Board.

Dr. Hirsch has the following teaching appointments: (i) 1978 - Chief Resident and Instructor in Pediatrics, Department of Pediatrics, University of Michigan; (ii) 1970 - Research Associate in Biomechanics, University of Pittsburgh; (iii) 2000 to Present – Clinical Assistant Professor in Pediatrics, Kirksville College of Osteopathic Medicine; and (iv) 1999 to Present – Clinical Assistant Professor, Midwestern College of Medicine. He has the following certifications and licenses: (i) National Board of Medical Examiners (1976); (ii) Arizona Board of Medical Examiners (1979); (iii) Fellow, American Academy of Pediatrics (1979); and (iv) Board Certified in Pediatrics, American Board of Pediatrics (1979).

Daniel J. Baier, CPA – Director (Term of 1 year)

Daniel J. Baier is our director.  He became a director in 2008.

Since 1997, Daniel has worked for Daniel J. Baier, CPA, P.C., a financial services firm he founded serving clients in the Northeast, Mid-Atlantic, and Mid-West.  Daniel’s practice areas include Accounting, Auditing and Assurance Services, Information Technology, Management Solutions, and Energy Supplier Selection. Daniel also consults for SEC reporting companies, implements financial systems on mainframe and local area networks, implements customer/ sales force management software, and represented clients with “Offers In Compromise” before the IRS.

Daniel served as a Corporate Controller/Chief Accounting Officer for Rochester Gas and Electric Corporation (since acquired by Energy East Corp.) from 1983 to 1997.  From 1974 to 1983 he was a Senior Manager for Price Waterhouse (now PriceWaterhouseCoopers) in Rochester, New York.  Daniel also achieved the rank of First Lieutenant in the United States Army.

He received a BBA-Finance, from St. Bonaventure University.  He is Certified Public Accountant, State of New York.

Rear Admiral Raymond C. Smith, United States Navy (Retired) – Director (Term of  2 years)

Rear Admiral Ray Smith is our director.  He became a director in November 2003.  He is the Chairman of our Compensation Committee.

Rear Admiral Smith, United States Navy (Retired), was a Navy SEAL for 31 years. During his four-year tenure as Commander of the 2300-men worldwide SEAL force, he raised personnel retention to a level three times the Navy average.  As a Navy Captain, Admiral Smith led the Navy SEALs in Operation Desert Storm, conducting over 200 combat operations of strategic significance while incurring no casualties.  Earlier in his career, Admiral Smith directed Navy SEAL training, generally considered to be the most challenging military training in the world. While in this position, Admiral Smith achieved the highest graduation rate in the 50-year history of the course (55%).

Admiral Smith has been recognized in numerous publications and books, most recently in Noel Tichy’s book, The Leadership Engine, in which he is cited as a leader closely involved with employees at every level of his organization.  Admiral Smith has also been recognized in Newsweek, Fortune, Readers Digest, and on the Discovery Channel, the History Channel, and CBS This Morning.

Admiral Smith was awarded the California Distinguished Service Award while a member of the Governor’s Council on Physical Fitness and Sports.  Working directly for the Council Chair, now Governor of California Arnold Schwarzenegger, he and the Navy SEALs focused on inner-city at-risk youth, children with special needs, and senior citizens.  The Admiral has spoken extensively on his leadership experiences and the philosophical underpinning which has supported his career. Admiral Smith also published two Navy SEAL manuals presently in print by the Government Printing Office.  These two, The SEAL Nutrition Manual and The SEAL Physical Fitness Manual, focus on the special nutritional and fitness needs of Navy SEALs, but have been well-received by the general population because of their application to all walks of life.

Prior to retiring from the U.S. Navy, Admiral Smith was assigned as the Director of Assessment for the U.S. Navy. As the first SEAL Admiral to serve in a general Navy assignment, Admiral Smith was responsible for developing the Navy’s first capability-based assessment process.  He led 100 systems analysts in providing service-level recommendations directly to the Chief of Naval Operations.

In 1967, Admiral Smith received his Bachelor of Science degree in engineering from the United States Naval Academy.  In 1974, he received a Masters of Science in Oceanography from the Naval Postgraduate School.

Diane Jones – Director (Term of 1 year)

Diane Jones is our director.  She became our director on December 8, 2005. Diane Jones has made significant contributions to the US Marine Corps family for the past several decades.  A strong supporter of all military families and volunteerism, she serves as an honorary member of the Board of Directors of the Marine Corps/Law Enforcement Foundation, and has served on the Advisory Board of the US Naval Services FamilyLine, the Armed Forces Association, the Armed Forces Branch of the YMCA, and the US Marine Officers Wives Club.  In 2002, the Marine Corps League selected Mrs. Jones as the recipient of the “Dickey Chappelle Award” which is one of the most prestigious awards of the Marine Corps League.  The award is presented annually to a woman deserving of recognition by having made significant contributions in the interest of Marines or the United States Marine Corps.  A lifelong advocate for individuals with disabilities, Mrs. Jones is a member and past Board member of the Association for Retarded Citizens, an honorary member of the Board of Directors of the Jewish Foundation for Group Homes, and has served on the Board of Directors for Gabriel House, a non-profit organization which provides community residential programs with disabilities.  She has also served as Director of the Parent Resource Center assisting the families of students with special needs in Fairfax County, Virginia and has worked in special education as a teacher and coordinator of programs and placements for students with learning disabilities. During these last three years as First Lady of the Marine Corps, she has been instrumental in improving the quality of life for those Marines with family members in the Exceptional Family Member Program.  She is a member of the Department of Defense steering committee which held its first summit this year to explore ways of standardizing this program throughout military services.  Mrs. Jones has fostered a Committee for Persons with Disabilities comprised of family, base, and community representatives on every major Marine Corps base.   Mrs. Jones expertise has led her to testify before the Subcommittee on Select Education, U.S. House of Representatives, and she has served as a lecturer to graduate classes at George Mason University, Marymount College, and the University of Virginia.  She was appointed to the California State Council on Developmental Disabilities by Governor Pete Wilson during his term.  Mrs. Jones holds a Bachelor of Arts Degree from George Washington University and a Master’s Degree in Special Education from George Mason University. She is married to General James L. Jones, former 32nd Commandant of the Marine Corps and now presently serving as Supreme Allied Commander NATO.  The General and Mrs. Jones are long time supporters of the Exceptional Family Member Program (EFMP) in the United States Military and they are the parents of a young woman, Jennifer with Fragile X Syndrome.

Other

None of the foregoing Directors or Executive Officers has, during the past five years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

Proposal Two: Increase in Shares of Authorized Common Stock

The Company's Articles of Incorporation, as amended (the "Articles of Incorporation") authorizes the maximum number of shares outstanding at any time shall be five hundred million (500,000,000) shares of Common Stock, $.0001 par value.  On April 7, 2008, the Board of Directors approved an amendment to the Articles of Incorporation to authorize two billion (2,000,000,000) shares of Common Stock.  The Board of Directors is authorized to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock.

The general purpose and effect of the amendment to the Company's Articles of Incorporation is to authorize 1,500,000,000 additional shares of Common Stock.  The Board of Directors believes that it is prudent to have additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. Specifically, the increase in authorized shares is necessary based upon the recent financing completed by the Company. When the Board of Directors deem it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

These additional shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our company.

EP Global Communications, Inc.

Annual Meeting of Shareholders

416 Main Street, Johnstown, PA15901

June 17, 2008

2:00 PM Eastern Standard Time

You May Vote by Mail

(see instructions on reverse side)

YOUR VOTE IS IMPORTANT

PROXY

EP Global Communications, INC.

This Proxy is Solicited on Behalf of the Board of Directors.

Joseph M. Valenzano, Donald Chadwick, Daniel J. Baier, CPA , Diane Jones, David Hirsch, Raymond C. Smith, with the power of substitution, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of EP Global Communications, Inc, to be held at Sunnehanna Country Club, 1000 Sunnehanna Drive, Johnstown, PA 15905 on June 17, 2008 at 2.00 PM Eastern Standard Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[SEE REVERSE SIDE]

Please mark votes as in this sample.

PROPOSAL ONE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL SIX OF THE BOARD OF DIRECTORS FOR THE TERM STATED. THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED “FOR” THESE MATTERS.

1. To elect the following directors of the Company:

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]	(a) Joseph M. Valenzano (3 yrs)
[ ]	[ ]	[ ]	(b) Donald Chadwick (3 yrs)
[ ]	[ ]	[ ]	(c) Daniel J. Baier, CPA (1 yr)
[ ]	[ ]	[ ]	(d) David Hirsch (2 yrs)
[ ]	[ ]	[ ]	(e Raymond C. Smith (2 yrs)
[ ]	[ ]	[ ]	(f)Diane Jones (1 yr)

PROPOSAL TWO:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON SHARES FROM 500,000,000 TO 2,000,000,000.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:
Print Name:
Signature:	Date:
Print Name: